UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                       JANUARY 14, 2004 (JANUARY 13, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


       OKLAHOMA                        1-13726                  73-1395733
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)


   6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA              73118
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        (Address of principal executive offices)                  (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on January 13, 2004. The following was included in the Press Release:


                  CHESAPEAKE ENERGY CORPORATION ANNOUNCES FINAL
                     RESULTS OF SENIOR NOTES EXCHANGE OFFER

OKLAHOMA CITY, JANUARY 13, 2004 - Chesapeake Energy Corporation (NYSE:CHK) today announced that pursuant to its previously announced exchange offer (the "Offer") for its 8.125% Senior Notes due April 1, 2011 (the "2011 Notes") (CUSIP # 165167AS6), it received valid tenders of approximately $458.5 million aggregate principal amount of 2011 Notes as of January 12, 2004, the expiration date.

Approximately $71.5 million aggregate principal amount of 2011 Notes were tendered in exchange for new 7.75% Senior Notes due 2015 and approximately $387.0 million aggregate principal amount of 2011 Notes were tendered in exchange for new 6.875% Senior Notes due 2016.

Holders who validly tendered their 2011 Notes by 5:00 p.m., Eastern Standard Time, on January 9, 2004, the early participation date, will receive, in addition to new notes, $10.00 in cash per $1,000 principal amount of Notes validly tendered and accepted for exchange.

The Offer expired at 12:00 midnight, Eastern Standard Time, on January 12, 2004. Payment for all 2011 Notes validly tendered and accepted for exchange is expected to be made on January 14, 2004.

The terms of the Offer are described in the Company's Offer to Exchange dated December 1, 2003, as extended by a prospectus supplement dated December 24, 2003, copies of which may be obtained from D.F. King & Co., Inc., the information agent for the Offer, at (800) 431-9633 (U.S. toll-free) and (212) 269-5550 (collect).

Banc of America Securities LLC, Deutsche Bank Securities and Lehman Brothers served as the joint lead dealer managers in connection with the Offer. Questions regarding the Offer may be directed to Banc of America Securities LLC, High Yield Special Products, at 888-292-0070 (US toll-free) and 704-388-4813 (collect), Deutsche Bank Securities, High Yield Capital Markets, 212-250-7466 (collect) or Lehman Brothers, 800-438-3242 (U.S. toll-free) and 212-528-7581 (collect).

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This press release shall not constitute an offer to sell or the  solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful

THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. ALTHOUGH WE BELIEVE OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE UNITED STATES. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, GULF COAST, AND PERMIAN BASIN REGIONS ONSHORE IN THE UNITED STATES.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION


                                           BY:     /S/ AUBREY K. MCCLENDON
                                              ---------------------------------
                                                       AUBREY K. MCCLENDON
                                                    Chairman of the Board and
                                                     Chief Executive Officer

Dated:        January 14, 2004

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